Fully Benefit-Responsive Investment Contract	12 Months Ended
Dec. 31, 2025
EBP 050
EBP, Fully Benefit-Responsive Investment Contract [Line Items]
Fully Benefit-Responsive Investment Contract	Fully Benefit-Responsive Investment Contract
The General Investment Account is a fully benefit-responsive investment and is reported at contract value in the statements of net assets available for benefits. The statements of changes in net assets available for benefits are also prepared on a contract value basis. Benefit responsiveness is defined as the extent to which a contract’s terms and the Plan permit or require participant-initiated withdrawals at contract value. Contract value is the relevant measure for fully benefit-responsive investment contracts because this is the amount received by participants if they were to initiate permitted transactions under the terms of the Plan. Contract value represents contributions made under each contract, plus earnings, less participant withdrawals, and administrative expenses.
The fully benefit-responsive investment contract with Empower Retirement, LLC (Empower) is a general account evergreen group annuity contract. Empower maintains the contributions in a general account. Specific securities within the general account are not attributed to the investment contract with the Plan. The Plan owns a series of guarantees that are embedded in the insurance contract. The contractual guarantees are backed up by the full faith and credit of Empower, the contract issuer. The account is credited with earnings on the underlying investments and charged for participant withdrawals and administrative expenses. Empower is contractually obligated to repay the principal and a specified interest rate that is guaranteed to the Plan. There are no reserves against contract value for credit risk of the contract issuer or otherwise. The crediting interest rate is based on a formula agreed upon with the issuer and includes such factors as the investment-year method experience of the underlying contract or pool, projected levels of cash flows within the current interest rate environment, and the projected maturity of the underlying investments. Such interest rates are reviewed on a semiannual basis for resetting.

The investment option for the General Investment Account is a Stable Interest Account, provided through a group annuity contract. This contract does not allow the insurance company to terminate the agreement prior to a breach of the contract terms by the investor. The Plan may terminate the contract on the contract anniversary date with 90 days prior notice.

Certain events limit the ability of the Plan to transact at contract value with the issuer. Such events include the following: (i) amendments to the plan documents (including complete or partial plan termination or merger with another plan); (ii) changes to the Plan’s prohibition on competing investment options or deletion of equity wash provisions; (iii) bankruptcy of the Sponsor or other Sponsor event (e.g., divestitures or spin-offs of a subsidiary) that causes a significant withdrawal from the Plan; or (iv) the failure of the trust to qualify for exemption from federal income taxes or any required prohibited transaction exemption under ERISA. The plan administrator does not believe that the occurrence of any such event, which would limit the Plan’s ability to transact at contract value with participants, is probable.